Filed Pursuant to Rule 497(c)
File No. 333-166168
PROSPECTUS SUPPLEMENT
(To Prospectus dated August 17, 2010)
$30,000,000
The Gabelli Healthcare & WellnessRx Trust
1,200,000 Shares
5.76% Series A Cumulative Preferred Shares
(Liquidation Preference $25.00 per share)
     The Gabelli Healthcare & WellnessRx Trust (the “Fund”, “we”, “us” or “our”) is offering 1,200,000 shares of 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”). The Series A Preferred Shares shall constitute a separate series of preferred shares.
     The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).
     Our common shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” The last reported NYSE sale price for our common shares on August 16, 2010 was $6.16 per share.
     Investors in Series A Preferred Shares will be entitled to receive cumulative cash dividends and distributions at a rate of 5.76% per annum. Dividends and distributions on the Series A Preferred Shares will be payable quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 2010.
     The Series A Preferred Shares are redeemable at the option of the Fund on or after August 20, 2015, and are subject to mandatory redemption by us in certain circumstances.
     Application has been made to list the Series A Preferred Shares on the NYSE. Trading on the NYSE is anticipated to begin within 30 days of the delivery of the Series A Preferred Shares.
     An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Series A Preferred Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).
     Investing in Series A Preferred Shares involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page 21 of the accompanying Prospectus.
     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$25.0000	$30,000,000
Underwriting discounts and commissions	$0.7875	$945,000
Proceeds, before expenses, to the Fund (1)	$24.2125	$29,055,000

(1)	The aggregate expenses of the offering (excluding underwriting discount) are estimated to be $250,000, which represents approximately $0.21 per share.
     The Underwriters are expected to deliver the Series A Preferred Shares in book-entry form through the Depository Trust Company on or about August 20, 2010.

Wells Fargo Securities

Gabelli & Company, Inc.
The date of this Prospectus Supplement is August 17, 2010

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.
PROSPECTUS SUPPLEMENT

Prospectus Supplement
Prospectus

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	11
FINANCIAL HIGHLIGHTS	12
USE OF PROCEEDS	13
THE FUND	13
INVESTMENT OBJECTIVES AND POLICIES	13
RISK FACTORS AND SPECIAL CONSIDERATIONS	21
MANAGEMENT OF THE FUND	30
PORTFOLIO TRANSACTIONS	32
DIVIDENDS AND DISTRIBUTIONS	32
ISSUANCE OF COMMON STOCK	33
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN	33
DESCRIPTION OF THE SHARES	34
ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS	41
CLOSED-END FUND STRUCTURE	42
REPURCHASE OF COMMON SHARES	43
RIGHTS OFFERINGS	43
NET ASSET VALUE	43
LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY	44
TAXATION	44
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	47
PLAN OF DISTRIBUTION	47
LEGAL MATTERS	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
ADDITIONAL INFORMATION	49
PRIVACY PRINCIPLES OF THE FUND	49
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	50

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Risks of the Series A Preferred Shares” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, any accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Risks of the Series A Preferred Shares” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Series A Preferred Shares.

TERMS OF THE SERIES A PREFERRED SHARES

The Fund	The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is long-term growth of capital. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). Our common shares are traded on the NYSE under the symbol “GRX.” The last reported NYSE sale price for our common shares on August 16, 2010 was $6.16 per share.

Securities Offered	1,200,000 shares of 5.76% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”). The Series A Preferred Shares shall constitute a separate series of preferred shares.

Dividend Rate	Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.76%.

Dividend Payment Date	Holders of Series A Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor, cumulative cash dividends and distributions. Dividends and distributions will be payable quarterly on March 26, June 26, September 26, and December 26 in each year, commencing on September 26, 2010.

Liquidation Preference	$25.00 per share.

Term Redemption	The Series A Preferred Shares are redeemable at the option of the Fund on or after August 20, 2015.

Optional Redemption	Prior to August 20, 2015, the Series A Preferred Shares are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Board of Trustees, to meet tax, regulatory or rating agency asset coverage requirements. Except as provided in the foregoing sentence, commencing August 20, 2015, and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice of redemption redeem the Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated but unpaid dividends and distributions through the date of redemption, which notice shall specify a redemption date of not fewer than 15 days nor more than 60 days after the date of such notice.

NYSE Listing	Application has been made to list the Series A Preferred Shares on the NYSE. Prior to the offering, there has been no public market for the Series A Preferred Shares. It is anticipated that trading on the NYSE will begin within 30 days of the delivery of the Series A Preferred Shares. During such period, the underwriters do not intend to make a market in the Series A Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series A Preferred Shares will be illiquid.

USE OF PROCEEDS
     We estimate the total net proceeds of the offering to be $28,805,000, based on the public offering price of $25.00 per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.
     The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.
CAPITALIZATION
     The following table sets forth the unaudited capitalization of the Fund as of June 30, 2010, and its adjusted capitalization assuming the Series A Preferred Shares offered in this Prospectus Supplement had been issued.

	As of June 30, 2010
	(unaudited)
	Actual	As adjusted
Preferred shares, $0.001 par value per share, unlimited shares authorized. (The “Actual” column reflects the Fund’s outstanding capitalization as of June 30, 2010; the “As adjusted” column assumes the issuance of 1,200,000 shares of Series A Preferred Shares, $25 liquidation preference per share)	$0	$30,000,000
Shareholders’ equity applicable to common shares:
Common shares, $0.001 par value per share; unlimited shares authorized, 8,474,459 shares outstanding	8,474	8,474
Paid-in surplus*	66,796,780	65,601,780
Accumulated net investment gain (loss)	(126,161)	(126,161)
Accumulated net realized gain (loss)	(3,470,698)	(3,470,698)
Net unrealized appreciation (depreciation)	(212,905)	(212,905)

Net assets attributable to common shares	62,995,490	61,800,490
Liquidation preference of preferred shares	0	30,000,000

Net assets, plus the liquidation preference of preferred shares	62,995,490	91,800,490

*	As adjusted paid-in surplus reflects a deduction for the estimated underwriting discounts of $945,000 and estimated offering expenses of the Series A Preferred Shares of $250,000.
     For financial reporting purposes, the Fund is required to deduct the liquidation preference of its outstanding preferred shares from “net assets,” so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund’s preferred shares will be treated as equity (rather than debt).

ASSET COVERAGE RATIO
     If the Series A Preferred Shares offered hereby had been issued and sold as of June 30, 2010, the asset coverage required under the 1940 Act would have been computed as follows:

Value of Fund assets less liabilities and
indebtedness not constituting senior securities Senior securities representing indebtedness plus	=	$91,800,490 $30,000,000	=	306%
liquidation preference of the Series A Preferred Shares
RISKS OF THE SERIES A PREFERRED SHARES
     Risk is inherent in all investing. Therefore, before investing in the Series A Preferred Shares you should consider the risks associated with such an investment carefully. See “Risk Factors and Special Considerations” in the Prospectus. Primary risks specially associated with an investment in the Series A Preferred Shares include:
     The market price for the Series A Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series A Preferred Shares.
     You will have no right to require the Fund to repurchase or redeem your shares of Series A Preferred Shares at any time.
     The credit rating on the Series A Preferred Shares could be reduced or withdrawn while an investor holds Series A Preferred Shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred Shares.
     The Fund may not meet applicable asset coverage requirements, or earn sufficient income from its investments to make distributions on the Series A Preferred Shares.
     The Fund generally may redeem the Series A Preferred Shares at any time after August 20, 2015. In addition, the Fund may at any time redeem shares of Series A Preferred Shares to the extent necessary to meet tax, regulatory or rating agency asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series A Preferred Shares, the Fund may be obligated under the terms of the Series A Preferred Shares to redeem shares of the Series A Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate of return than that of the Series A Preferred Shares.
     The Series A Preferred Shares is not a debt obligation of the Fund. The Series A Preferred Shares is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred Shares for the full redemption price.
DESCRIPTION OF THE SERIES A PREFERRED SHARES
     The following is a brief description of the terms of the Series A Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Statement of Preferences (the “Statement”). The Statement is attached as Exhibit (a)(ii) to the Fund’s Post-Effective Amendment No. 1 to the registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section that are not defined have the meaning assigned to them in the Statement.
General
     The Fund’s Amended Agreement and Declaration of Trust authorizes the issuance of preferred shares, $0.001 par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 1,200,000 Series A Preferred Shares. All Series A Preferred Shares will have a liquidation preference of $25.00 per share.
     The Series A Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Series A Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Series A Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Series A Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares.
Dividends and Dividend Periods
     The following is a general description of dividends and dividend periods for the Series A Preferred Shares.
     Dividend Periods. The dividend period for the Series A Preferred Shares is quarterly and the dividend rate is 5.76% per annum.
     Dividend Payment Dates. Dividends and distributions on the Series A Preferred Shares will be payable, when, as and if declared by, or under authority granted by, the Board of Trustees, out of legally available funds in accordance with the Amended Agreement and Declaration of Trust, the Statement and applicable law.
     Dividends on preferred shares will accumulate from the date of their original issue, which is August 20, 2010.
     Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Series A Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities that are stock (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Series A Preferred Shares or purchase or redeem Series A Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series A Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
Voting Rights
     Except as otherwise provided in the Amended Agreement and Declaration of Trust or the By-Laws of the Fund or a resolution of the Board of Trustees or its delegatee, or as required by applicable law, holders of Series A Preferred Shares shall have no power to vote on any matter except matters submitted to a vote of the common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares shall be entitled to one vote for each Series A Preferred Share held and the holders of the outstanding preferred shares, including Series A Preferred Shares, and the common shares shall vote together as a single class; provided, however, that at any meeting of the shareholders of the Fund held for the election of trustees, the holders of the outstanding preferred shares, including Series A Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital shares of the Fund, to elect a number of Fund trustees, such that following the election of trustees at the meeting of the shareholders, the Fund’s Board of Trustees shall contain two trustees elected by the holders of the outstanding preferred shares, including the Series A Preferred Shares. Subject to certain provisions in the Statement, the holders of all outstanding common shares and preferred shares of the Fund, including the Series A Preferred Shares, voting as a single class, shall elect the balance of the trustees.
Redemption
     Mandatory Redemption. Under certain circumstances, the Series A Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.
     If the Fund fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding Series A Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), and such failure is not cured as of the cure date specified in the Statement, (i) the Fund shall give a notice of redemption with respect to the redemption of a sufficient number of preferred shares, which at the Fund’s determination (to the extent permitted by the 1940 Act and Delaware law) may include any proportion of Series A Preferred Shares, to enable it to meet the asset coverage requirements, and, at the Fund’s discretion, such additional number of Series A Preferred Shares or other preferred shares in order that the Fund have asset coverage with respect to the Series A Preferred Shares and any other preferred shares remaining outstanding after such redemption as great as 220%, and (ii) deposit an amount with the dividend-disbursing agent appointed by the Fund, having an initial combined value sufficient to effect the redemption of the Series A Preferred Shares or other preferred shares to be redeemed.
     On such cure date, the Fund shall redeem, out of funds legally available therefor, the number of preferred shares, which, to the extent permitted by the 1940 Act and Delaware law, at the option of the Fund may include any proportion of Series A Preferred Shares or any other series of preferred shares, equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Fund having asset coverage immediately prior to the opening of business on such cure date or, if asset coverage cannot be so restored, all of the outstanding Series A Preferred Shares, at a price equal to $25.00 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) through the date of redemption.
     Optional Redemption. Under certain circumstances, to the extent permitted under the 1940 Act and Delaware law, the Fund may have the option to redeem, in whole or in part, Series A Preferred Shares.
Liquidation
     In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Series A Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common shares or any other shares of the Fund ranking junior to the Series A Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $25.00 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
     If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Series A Preferred Shares, and any other outstanding class or series of preferred shares of the Fund ranking on a parity with the Series A Preferred Shares as to payment upon liquidation, shall be insufficient to permit the payment in full to such holders of Series A Preferred Shares of the liquidation preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other preferred shares, then such available assets shall be distributed among the holders of Series A Preferred Shares and such other preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the liquidation preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series A Preferred Shares, no dividends or distributions will be made to holders of the common shares or any other shares of the Fund ranking junior to the Series A Preferred Shares as to liquidation.
TAXATION
     Any references applicable to “common shares” in the “Taxation” sections of the Prospectus and the Statement of Additional Information will be deemed to apply to “preferred shares” also. All references applicable to “common shareholders” in the “Taxation” sections of the Prospectus and the Statement of Additional Information will be deemed to apply to “preferred shareholders” also.
     In addition, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.
UNDERWRITING
     Subject to the terms and conditions stated in the Fund’s underwriting agreement dated the date of this Prospectus Supplement, each underwriter named below for whom Wells Fargo Securities, LLC is acting as Representative, has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series A Preferred Shares set forth opposite the underwriter’s name.

Number of Series A
Underwriter	Preferred Shares
Wells Fargo Securities, LLC	1,020,000
Gabelli & Company, Inc.	120,000
Janney Montgomery Scott LLC	12,000
Ladenburg Thalmann & Co. Inc.	12,000
Oppenheimer & Co. Inc.	12,000
RBC Capital Markets Corporation	12,000
Stifel, Nicolaus & Company, Incorporated	12,000

Total	1,200,000

     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Series A Preferred Shares, if they purchase any such shares. If an underwriter defaults, the underwriting agreement provides that the purchase commitment of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.
     The Fund and the Investment Adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities. The underwriters initially propose to offer part of the Series A Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus Supplement and offer part of the Series A Preferred Shares to certain dealers at the public offering price less a concession not to exceed $0.50 per share. The underwriting discounts and commissions of $0.7875 per share are equal to 3.15% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $0.45 per share of Series A Preferred Shares on sales to other underwriters or to certain dealers. After the initial offering of the Series A Preferred Shares to the public, the underwriters may change the public offering price and other selling terms. Investors must pay for any Series A Preferred Shares purchased on or before August 20, 2010.

     The following table shows the underwriting discounts and commissions that the Fund will pay in connection with this offering.

Paid by the Fund
Per Share	$0.7875
Total	$945,000
     The Fund and the Investment Adviser have agreed that, for a period of 90 days from the date of this Prospectus Supplement, they will not, without the prior written consent of Wells Fargo Securities, LLC, on behalf of the underwriters, (a) directly or indirectly offer, pledge, sell, contract to sell, sell any option to contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise dispose of preferred shares or any securities convertible into or exercisable or exchangeable for preferred shares or file a registration statement under the 1933 Act with respect to the foregoing or (b) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Series A Preferred Shares. Wells Fargo Securities, LLC, in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.
     Application has been made to list the Series A Preferred Shares on the NYSE. Prior to the offering, there has been no public market for the Series A Preferred Shares. It is anticipated that trading on the NYSE will begin within 30 days of the delivery of the Series A Preferred Shares. During such period, the underwriters do not intend to make a market in the Series A Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series A Preferred Shares will be illiquid.
     If a secondary trading market develops prior to the commencement of trading on the NYSE, holders of the Series A Preferred Shares may be able to sell such shares only at substantial discounts from the liquidation preference of the Series A Preferred Shares.
     In connection with the offering, Wells Fargo Securities, LLC, on behalf of the underwriters, may purchase and sell the Series A Preferred Shares in the open market. These transactions may include syndicate covering and stabilizing transactions. Syndicate covering transactions involve purchases of the Series A Preferred Shares in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Series A Preferred Shares while the offering is in progress.
     The underwriters may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Wells Fargo Securities, LLC repurchases shares of Series A Preferred Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
     Any of these activities may stabilize, maintain or otherwise affect the market price of Series A Preferred Shares. They may also cause the price of Series A Preferred Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
     Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series A Preferred Shares. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued.
     Certain underwriters have performed investment banking and advisory services for the Fund and the Investment Adviser from time to time, for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with, and perform services for, the Fund and the Investment Adviser in the ordinary course of their business.
     The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the Fund’s execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of Gabelli & Company, Inc.
     The principal business address of Wells Fargo Securities, LLC is 301 S. College Street, Charlotte, North Carolina 28288. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1422.
LEGAL MATTERS
     Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund in connection with the offering of the Series A Preferred Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP. Willkie Farr & Gallagher LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

Filed Pursuant to Rule 497(c)
File No. 333-166168
Base Prospectus dated August 17, 2010
PROSPECTUS
$100,000,000
The Gabelli Healthcare & WellnessRx Trust
Common Shares of Beneficial Interest
Preferred Shares of Beneficial Interest
     Investment Objectives. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is long-term growth of capital. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved.
     Under normal market conditions, the Fund will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., food, beverages, nutrition and weight management). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers. See “Investment Objectives and Policies.”
     We may offer, from time to time, in one or more offerings, our common shares or preferred shares, each having a par value of $0.001 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.
     Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period, and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. On August 16, 2010, the last reported NYSE sale price of our common shares was $6.16. The net asset value of the Fund’s common shares at the close of business on August 16, 2010 was $7.49 per share. Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.
     Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 21 for factors that should be considered before investing in shares of the Fund.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.
     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated August 17, 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 50 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).
     Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

PROSPECTUS SUMMARY
     This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated August 17, 2010 (the “SAI”).
The Fund
     The Gabelli Healthcare & WellnessRx Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this Prospectus, we refer to The Gabelli Healthcare & WellnessRx Trust as the “Fund” or as “we.” See “The Fund.”
The Offering
     We may offer, from time to time, in one or more offerings, our common or preferred shares, $0.001 par value per share. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per share of our common shares will not be less than the net asset value per share of our common shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “GRX.” Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. On August 16, 2010, the last reported NYSE sale price of our common shares was $6.16. The net asset value of the Fund’s common shares at the close of business on August 16, 2010 was $7.49 per share.
Investment Objectives and Policies
     The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., food, beverages, nutrition and weight management). “Primarily engaged,” as defined in this Prospectus, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers. No assurances can be given that the Fund’s investment objective will be achieved. The Fund’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Except as expressly stated herein, none of the Fund’s policies are fundamental and may be modified by the Board of Trustees (the “Board,” each member of the Board individually a “Trustee”) without shareholder approval.
     The Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the healthcare and wellness industries or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of these trends.
     The Fund may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See “Investment Objectives and Policies.”
Preferred Shares and Borrowings
     The Fund has not issued preferred shares or borrowed money to leverage its investments. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize such leverage, the Fund may issue preferred shares or borrow money. Any preferred shares will be senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Any preferred shares issued by the Fund will pay distributions either at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Any borrowings may also be at fixed or floating rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk.” The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.
Dividends and Distributions
     The Fund intends to make regular annual cash distributions of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). If approved by the Board, a portion of the distributions to the preferred shareholders may also be sourced from capital attributable to the common shareholders. Any return of capital that is a component of a distribution is not sourced from realized gains of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Various factors will affect the level of the Fund’s income, such as its asset mix and use of covered call strategies. To permit the Fund to maintain more stable annual distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular annual period may be more or less than the amount of income actually earned by the Fund during that period. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits.
      As the Fund is covered by an exemption from the 1940 Act which allows the Board to implement a managed distribution policy, the Board in the future may determine to cause the Fund to distribute a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or to distribute a fixed dollar amount. The Board has not implemented such a policy, but the Board may implement such a policy in the future if we issue preferred shares. Because the Fund’s distribution policy may be changed by the Board at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions.”
     Investment company taxable income (including dividend income) and capital gain distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless a shareholder elects to receive cash or the shareholder’s broker does not provide reinvestment services. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”
Use of Proceeds
     The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”
Exchange Listing
     The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “GRX.” See “Description of the Shares.” Any future series of fixed rate preferred shares would also likely be listed on a stock exchange.
Market Price of Shares
     Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

     In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”
     The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.
     Fixed rate preferred shares, if issued, may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.
Risk Factors and Special Considerations
     Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully.
     Industry Concentration Risks. As a result of investing a significant portion of its assets in companies in the healthcare and wellness industries, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. In addition, global demographic changes could have a positive or negative impact on the Fund’s shares. The Investment Adviser believes that certain healthcare and wellness related companies could experience growth as a result of demographic changes and the Fund intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as investments in those that do.
     Long-Term Objective. The Fund seeks long-term growth of capital. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives when considering an investment in the Fund.
     Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
     To qualify as a “regulated investment company,” or “RIC” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:
•	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
See “Tax Status.”
     Market Discount Risk. Common shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s common shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.
     Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) are referred to in the financial press as “junk bonds.”
     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.
     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.
     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.
     As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.
     Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.
     The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.
     Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
     Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.
     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
     The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.
     Smaller Companies. The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market, or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.
     Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.
     Futures Transactions. The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
     Forward Currency Exchange Contracts. The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.
     Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
     Management Risk. The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
     Portfolio Turnover. The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.
     Leverage Risk. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.
•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings, if any, on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including additional advisory fees. Holders of preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.
     Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.
     Geopolitical Events. As a result of the terrorist attacks on domestic U.S. targets on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices, and other factors relating to the common shares.
     Risks to Holders of Common Shares of Issuance of Senior Securities. The Fund may issue preferred shares in the future. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on or distribution made to the common shares means that dividends on or distributions to the common shares from earnings may be reduced or eliminated.
     The mandatory requirements of the 1940 Act could also pose certain risks for the holders of common shares in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, the Fund would be unable to pay dividends on or make distributions to its common shares. Although an inability to pay dividends on or make distributions to the common shares could conceivably cause the Fund to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.
     The class voting rights of preferred shares could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of common shares, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred shares, or such as converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.
     Preferred shares will be issued only if the Board determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Fund and its shareholders. The circumstances that the Board will consider before issuing preferred shares include not only the dividend rate on the preferred shares in comparison to the historical performance of the Fund but also such matters as the terms on which the Fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.
     The issuance of preferred shares convertible into common shares might also reduce net income per share of such shares and net asset value per share of such shares if these securities are converted into common shares. Such income dilution would occur if the Fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred shares convertible into one common share. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.
     Anti-Takeover Provisions. The Amended Agreement and Declaration of Trust and By-Laws of the Fund (together, its “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.
     Status as a Regulated Investment Company. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.

     Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
Management and Fees
     Gabelli Funds, LLC (the “Investment Adviser”) serves as the Fund’s Investment Adviser and is paid a fee for its services and its related expenses computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”
Repurchase of Common Shares and Anti-Takeover Provisions
     The Fund’s Board has authorized the Fund (and the Fund accordingly reserves freedom of action) to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.”
     Certain provisions of the Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”
Custodian, Transfer Agent and Dividend Disbursing Agent
     The Bank of New York Mellon Corporation (“Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.
     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Board in accordance with the regulations of the Securities and Exchange Commission (the “SEC”). Selection of any such subcustodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund.
     Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) and as transfer agent and registrar with respect to the Fund’s common shares.

SUMMARY OF FUND EXPENSES
     The following table shows the Fund’s expenses, including preferred share offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.00	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Share Offering Expenses) (as a percentage of offering price)	0.37	%(1)
Dividend Reinvestment Plan Fees	None	(2)
Preferred Share Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.18	%(3)

	Percentage of Net
	Assets Attributable
	to Common Shares
Annual Expenses
Management Fees	1.42	%(4)
Interest on Borrowed Funds	None
Other Expenses	0.57	%(4)

Total Annual Expenses	1.99	%(4)

(1)	Estimated maximum amount based on offering of $50 million in common shares. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	Assumes issuance of $50 million in liquidation preference of fixed rate preferred shares and net assets attributable to common shares of $119 million (which includes issuance of $50 million in common shares). The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.
     The following example illustrates the expenses (including the maximum estimated sales load of $10 and estimated offering expenses of $3.70 from the issuance of $50 million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$34	$75	$119	$242

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS
     The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the fiscal year ended December 31, 2009 and for each of the preceding fiscal periods presented since inception, has been audited by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.
     Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,		Period Ended
	2009	2008	December 31, 2007	(a)
Operating Performance:
Net asset value, beginning of period	$6.21	$8.03	$8.00

Net investment income/(loss)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.60	(1.70)	0.06

Total from investment operations	1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—	(0.01)	(0.01)
Net realized gain	—	(0.04)	(0.04)

Total distributions to common shareholders	—	(0.05)	(0.05)

Net Asset Value, End of Period	$7.76	$6.21	$8.03

NAV total return†	24.96%	(22.03)%	1.00%

Market value, end of period	$6.70	$5.01	$7.09

Investment total return††	33.73%	(28.63)%	(10.75)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets	(0.72)%	(0.94)%	0.56	%(b)
Ratio of operating expenses to average net assets	2.04%	2.41%	1.97	%(b)
Portfolio turnover rate	55.7%	122.0%	26.7	%†††

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.

(a)	The Fund commenced investment operations on June 28, 2007.

(b)	Annualized.

USE OF PROCEEDS
     The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.
THE FUND
     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 20, 2007, pursuant to an Amended Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced investment operations on June 28, 2007. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.
INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
     The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., food, beverages, nutrition and weight management). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers. No assurances can be given that the Fund’s objective will be achieved. The Fund’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Except as expressly stated herein, none of the Fund’s policies are fundamental and may be modified by the Board without shareholder approval.
     The Fund will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Fund may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the healthcare and wellness industries or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Fund emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Fund intends to position itself to take advantage of these trends.
     The Fund may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

Investment Methodology of the Fund
     In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:
•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.
     The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.
     The Fund’s investment objective of long-term growth of capital is a fundamental policy of the Fund. The Fund’s policy of concentration in companies in the healthcare and wellness industries is also a fundamental policy of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).
Certain Investment Practices
     Special Situations. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.
     Options. The Fund may, subject to guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
     The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of its total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.
     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

     A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.
     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.
     An exchange traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.
     A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government obligations (as defined under “Investment Restrictions”) or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
     An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
     In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
     The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.
     Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.
     Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.
     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.
     Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.
     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the obligations of the Fund with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.
     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.
     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of the Fund from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
     Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.
     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.
     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
     Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in this registration statement are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, investment restrictions of the Fund place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any outstanding preferred shares.
     Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange by the Fund will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.
     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.
     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.
     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.
     If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.
     Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.
     In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
     Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.
     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
     Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.
     Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
     Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.
     Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such an arrangement. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions constructing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.
     Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Fund.
     The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities under the Securities Act of 1933 Act, as amended (the “1933 Act”).
RISK FACTORS AND SPECIAL CONSIDERATIONS
     Investors should consider the following risk factors and special considerations associated with investing in the Fund:
Industry Concentration Risks
     As a result of investing a significant portion of its assets in companies in the healthcare and wellness industries, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. In addition, global demographic changes could have a positive or negative impact on the Fund’s shares.

The Investment Adviser believes that certain healthcare and wellness related companies could experience growth as a result of demographic changes and the Fund intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as investments in those that do.
Long-Term Objective
     The Fund seeks long-term growth of capital. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives when considering an investment in the Fund.
Non-Diversified Status
     The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
     To qualify as a “regulated investment company,” or “RIC” for purposes of the Code, the Fund intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:
•	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
See “Tax Status.”
Market Discount Risk
     Shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.
Lower Grade Securities
     The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) are referred to in the financial press as “junk bonds”.

     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.
     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.
     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.
     As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.
     Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.
     The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Equity Risk
     Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
Foreign Securities
     There is no limitation on the amount of foreign securities in which the Fund may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.
     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
     The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Value Investing Risk
     The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Smaller Companies
     The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market, or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.
Special Risks of Derivative Transactions
     The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.
Futures Transactions
     The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
Forward Currency Exchange Contracts
     The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.
Counterparty Risk
     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Management Risk
     The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Turnover
     The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.
Dependence on Key Personnel
     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.
Geopolitical Events
     As a result of the terrorist attacks on domestic U.S. targets on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices, and other factors relating to the common shares.
Leverage Risk
     The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.
•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the

Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

•	Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 30% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 6.00%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.03% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.30)%	(10.16)%	(3.01)%	4.13%	11.27%
     Common share total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.
     Until the Fund borrows or issues preferred shares, the Fund’s shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Special Risks to Holders of Fixed Rate Preferred Shares
     Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any fixed rate preferred shares. In the event any fixed rate preferred shares are issued, prior application will have been made to list such shares on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.
     Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.
Special Risks for Holders of Variable Rate Preferred Shares
     Auction Risk. In the event any auction rate preferred shares are issued, you may not be able to sell your auction rate preferred shares at an auction if the auction fails, i.e., if more auction rate preferred shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred shares, which could also affect the liquidity of your investment.
     Secondary Market Risk. In the event any auction rate preferred shares are issued, if you try to sell your auction rate preferred shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred shares will not be registered on a stock exchange. If you sell your auction rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.
Risks to Holders of Common Shares of Issuance of Senior Securities
     The Fund may issue preferred shares in the future. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on or distribution made to the common shares means that dividends on or distributions to the common shares from earnings may be reduced or eliminated.
     The mandatory requirements of the 1940 Act could also pose certain risks for the holders of common shares in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, the Fund would be unable to pay dividends on or make distributions to its common shares. Although an inability to pay dividends on or make distributions to the common shares could conceivably cause the Fund to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.
     The class voting rights of preferred shares could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of common shares, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred shares, or such as converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.
     Preferred shares will be issued only if the Board determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Fund and its shareholders. The circumstances that the Board will consider before issuing preferred shares include not only the dividend rate on the preferred shares in comparison to the historical performance of the Fund but also such matters as the terms on which the Fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.
     The issuance of preferred shares convertible into common shares might also reduce net income per share of such shares and net asset value per share of such shares if these securities are converted into common shares. Such income dilution would occur if the Fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred shares convertible into one common share. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.
Anti-Takeover Provisions
     The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.
Status as a Regulated Investment Company
     The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.
Temporary Investments
     During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
Investment Restrictions
     The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority of voting securities, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund.
     1. The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry except that the Fund will invest 25% or more of its total assets in the healthcare and wellness industries. This restriction does not apply to investments in direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).
     2. The Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in initial margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     3. The Fund may not make loans of money, except by the purchase of a portion of privately or publicly distributed debt obligations, and enter into repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.
     4. The Fund may borrow money to the extent permitted by applicable law and may pledge assets to secure such borrowings or other issuances of senior securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.
     5. The Fund may not issue senior securities, except to the extent permitted by applicable law.
     6. The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.
MANAGEMENT OF THE FUND
General
     The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed weekly and payable monthly, equal, on an annual basis, to 1.00% of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board of the Fund is available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2009.
The Investment Adviser
     Gabelli Funds, LLC acts as the Fund’s Investment Adviser pursuant to the Investment Advisory Agreement with the Fund. The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2010, the Investment Adviser acted as registered investment adviser to 25 management investment companies with aggregate net assets of $15.6 billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $28.0 billion as of March 31, 2010. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub adviser to management investment companies having aggregate assets of $12.0 billion under management as of March 31, 2010. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $341 million as of March 31, 2010. Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $609 million under management as of March 31, 2010.
     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli is a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
Payment of Expenses
     The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.
     In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.
Selection of Securities Brokers
     The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it.
Portfolio Management
     Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also the Chief Executive Officer and a director of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.
     Mr. Kevin V. Dreyer is a co-portfolio manager. Mr. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst upon earning an MBA from Columbia Business School. Mr. Dreyer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.
     Mr. Jeffrey J. Jonas, CFA, is a co-portfolio manager. Mr. Jonas joined Gabelli & Company, Inc. in 2003 as a research analyst. Prior to his appointment as Associate Portfolio Manager of the Fund, Mr. Jonas served as co-portfolio manager of GAMCO Medical Opportunities LP. Mr. Jonas was a Presidential Scholar at Boston College where he received a BS in finance and management information systems.

     The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.
Non-Resident Trustees
     Mr. Anthonie C. van Ekris is not a U.S. resident and substantially all of his assets may be located outside of the United States. Mr. van Ekris does not have agents for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Mr. van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the court of the jurisdiction in which Mr. van Ekris resides.
Sub-Administrator
     The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.
Regulatory Matters
     On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above-referenced federal securities laws and rule. The SEC order also noted the cooperation that the Investment Adviser had given the staff of the SEC during its inquiry. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
PORTFOLIO TRANSACTIONS
     Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.
DIVIDENDS AND DISTRIBUTIONS
     The Fund will distribute substantially all of its net investment income and net realized capital gains to shareholders at year end. The Fund will pay common shareholders at least 90% of its investment company taxable income each taxable year. As the Fund is covered by an exemption from the 1940 Act which allows the Board to implement a managed distribution policy, the Board in the future may determine to cause the Fund to distribute a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or to distribute a fixed dollar amount. The Board has not implemented such a policy, but the Board may implement such a policy in the future if we issue preferred shares. Because the Fund’s distribution policy may be changed by the Board at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions” in the SAI.
     In the event the Fund distributes amounts in excess of its current and accumulated earnings and profits, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it is disadvantageous to do so.
     Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”
ISSUANCE OF COMMON STOCK
     During the twelve months ended December 31, 2009, the Fund did not have any transactions in shares of beneficial interest. Gabelli & Company, Inc., an affiliate of Gabelli Funds, LLC, the Fund’s Investment Adviser, will act as sales manager for future offerings.
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN
     Under the Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the Plan agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the dividend disbursing agent.
     Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants in the Plan are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
     Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the common shares at the then current market price. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 1st or 15th of the month. Payments not received at least five days before the investment date shall be held for investment until the next purchase date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

     Shareholders wishing to liquidate shares held by the Plan agent must do so in writing or by telephone. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days’ written notice to participants in the Plan.
DESCRIPTION OF THE SHARES
     The following is a brief description of the terms of the Fund’s shares. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of the Trust, which are set forth in the Amended Agreement and Declaration of Trust.
Common Shares
     The Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of each such class and series. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The Board has authorized issuance of an unlimited number of common shares. When issued, in accordance with the terms thereof, the common shares will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.
     Offerings of shares require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common stockholders.
     The Fund’s common shares are listed on the NYSE under the symbol “GRX.”
     The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund. Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.
     Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.
     Subject to the rights of the outstanding preferred shares, the Fund’s common shares vote as a single class on election of Trustees and on additional matters with respect to which the 1940 Act, the Fund’s Amended Agreement and Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund’s common shares. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”
Book Entry
     The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares
     Currently, an unlimited amount of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund’s common shares.
     If the Fund issues preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.
     Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Preferred Shares.
     Rating Agency Guidelines. The Fund expects that it will be required under Moody’s and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody’s and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1,” “VMIG-1” or “MIG-1” by Moody’s or “AAA,” “SP-1+” or “A-1+” by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Trust’s liabilities.
     If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “Redemption.”
     The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.
     The Board may amend the Statement of Preferences definition of “Maximum Rate” (the “maximum rate” as defined below under “Distributions on the Preferred Shares – Maximum Rate”) to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares or any other shareholders of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.
     As described by Moody’s and S&P, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.
     The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody’s and S&P for rating the preferred shares.
     Asset Maintenance Requirements. In addition to the requirements summarized under “Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.
     The Fund will be required under the preferred shares Statement of Preferences (the “Statement of Preferences”) to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See “Redemption” below.
     Distributions. In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate (“Fixed Rate Preferred Shares”), holders of such Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.
     In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period (“Variable Rate Preferred Shares”). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “Designation of Special Dividend Periods”.

     Distribution Payments. Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See “Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.
     If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:
•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.
     Determination of Dividend Rates. The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.
     Maximum Rate. The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.
     The “LIBOR Rate,” as described in greater detail in the Statement of Preferences, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the Preferred Shares.
     The “Treasury Index Rate,” as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares.

Credit Ratings		Applicable
Moody’s	S&P	Percentage	Applicable Spread
Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA–to AA+	250%	2.50%
A3 to A1	A–to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%
     Assuming the Fund maintains an “AAA” and “Aaa” rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

			Method Used to
	Maximum Applicable	Maximum Applicable	Determine the
	Rate Using the	Rate Using the	Maximum Applicable
Reference Rate	Applicable Percentage	Applicable Spread	Rate
1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage
     There is no minimum dividend rate in respect of any dividend period.
     Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of variable rate preferred shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).
     The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.
     Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.
     Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.
     The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.
     Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.
Restrictions on Dividends and Other Distributions for the Preferred Shares
     So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:
•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s governing documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Rating Agency Guidelines” and “Asset Maintenance Requirements.”
     No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund’s senior securities representing debt.
Redemption
     Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:
•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.
     The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Statement of Preferences.
     The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 5% (that is, 105%

rating agency asset coverage). In addition, as discussed under “Optional Redemption of the Preferred Shares” below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.
     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.
     If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.
     Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.
     Optional Redemption of Variable Rate Preferred Shares. The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.
     Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
     The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
     Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.
     Book Entry. Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.
     Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the Variable Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.
ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS
     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case
(i)	the ability of other entities or persons to acquire control of the Fund,

(ii)	the Fund’s freedom to engage in certain transactions, or

(iii)	the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.
     These provisions of the Governing Documents may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board.

Further, if the Fund issues preferred shares, one Trustee in each of two of the classes of the Fund will be elected solely by the holders of the Fund’s preferred stock and will not be able to be removed or replaced by the holders of the common shares. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees.
     A Trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, without cause, by 66 2 / 3% of the shareholder votes entitled to be cast for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Amended Agreement and Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:
(i)	merger or consolidation of the Fund with or into any entity;

(ii)	issuance of any securities of the Fund for cash to any person or entity;

(iii)	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

(iv)	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

(v)	the purchase of the Fund’s common shares by the Fund from any other person or entity.
     If such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, however, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents on file with the SEC, for the full text of these provisions.
     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.
     The Governing Documents of the Fund are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”
CLOSED-END FUND STRUCTURE
     The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-

end fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.
REPURCHASE OF COMMON SHARES
     The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interests in the Fund.
     Shares repurchased by the Fund will be retired and will not be available for reissuance. The Fund may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of the Fund’s shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gains but at the same time increases exposure to capital risk.
     When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.
     The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.
RIGHTS OFFERINGS
     The Fund may in the future, and at its discretion, choose to make rights offerings. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.
NET ASSET VALUE
     The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.
     In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.
     NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY
     The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
TAXATION
     The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).
     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.
Taxation of the Fund
     The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:
     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).
     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
     Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
     As a regulated investment company, the Fund generally will not be subject to federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to common shareholders, and (ii) under certain circumstances to partially redeem the preferred shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund’s assets relative to its outstanding senior securities, under certain circumstances redemption of the preferred shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Taxation of Shareholders
     Distributions paid to investors by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Fund. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to investors from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Fund, are taxable to investors as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time investors have owned shares of the Fund. The maximum federal income tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 0% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the earnings and profits of the Fund will first reduce the adjusted tax basis of shares held by an investor and, after such adjusted tax basis is reduced to zero, will constitute capital gains to investors (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide investors with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
     The sale, exchange, redemption or other disposition of shares of the Fund will generally result in capital gain or loss to an investor, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by an investor. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
     If the Fund pays a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by shareholders not later than December 31 of the year in which the distribution was declared.
     The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to investors may be refunded or credited against an investor’s federal income tax liability, if any, provided that the required information is furnished to the IRS.
     Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to other U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to U.S. tax withholding at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local and foreign tax considerations.
     Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare contribution tax on net investment income, including interests, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
     Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.
Taxation of Holders of Preferred Shares
     Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the preferred shares at any time in the future, the Fund believes that under present law the preferred shares will constitute stock of the Fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges of stock under section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described above). The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the preferred shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.
     Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders’ respective holding periods for their preferred shares. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and the preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and the preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.
     Stockholders will be notified annually as to the federal tax status of distributions.
     A redemption (including a redemption resulting from liquidation of the Fund), if any, of the preferred shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of common shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Conclusion
     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
     The Bank of New York Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.
     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Board in accordance with the regulations of the SEC. Selection of any such subcustodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund.
     Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar with respect to the Fund’s common shares.
PLAN OF DISTRIBUTION
     We may sell the shares, being offered hereby in one or more of the following ways from time to time:
•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors; or

•	through a combination of any of these methods of sale.
     The Prospectus Supplement with respect to each series of securities will state the terms of the offering of the securities, including:
•	the offering terms, including the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation, which compensation for any sale will in no event exceed 8% of the sales price;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange on which the securities may be listed.

     If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including;
•	negotiated transactions;

•	at a fixed public offering price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices; or

•	at negotiated prices.
     Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If underwriters are used in the sale of any securities, the securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
     If indicated in an applicable Prospectus Supplement, we may sell the securities through agents from time to time. The applicable Prospectus Supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Commissions for any sale will in no event exceed 8% of the sales price. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement, and the applicable Prospectus Supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.
     Offered securities may also be offered and sold, if so indicated in the applicable Prospectus Supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable Prospectus Supplement.
     Agents, underwriters and other third parties described above may be entitled to indemnification by us against certain civil liabilities under the 1933 Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, underwriters and such other third parties may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
     Each series of securities will be a new issue of securities and will have no established trading market other than our common shares and Preferred Shares, which are listed on the NYSE. Any common shares sold will be listed on NYSE, upon official notice of issuance. The securities, other than the common shares, may or may not be listed on a national securities exchange. Any underwriters to whom securities are sold by us for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice.
LEGAL MATTERS
     Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund in connection with the offering of the Fund’s shares. Counsel for the Fund will rely, as to certain matters of Delaware law, on Richards, Layton & Finger, P.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PwC serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
     The common shares are listed on the NYSE under the symbol “GRX.” Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).
PRIVACY PRINCIPLES OF THE FUND
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
     An SAI dated as of August 17, 2010, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:
     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$100,000,000
The Gabelli Healthcare & WellnessRx Trust
Common Shares of Beneficial Interest
Preferred Shares of Beneficial Interest

PROSPECTUS
August 17, 2010

The Gabelli Healthcare & WellnessRx Trust
1,200,000 Shares
5.76% Series A Cumulative Preferred Shares
(Liquidation Preference $25.00 per share)

PROSPECTUS SUPPLEMENT
August 17, 2010

Wells Fargo Securities
Gabelli & Company, Inc.